SUBSEQUENT EVENTS	3 Months Ended
Aug. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Purchase Agreement

On October 20, 2025, Marc Angell, the Chief Executive Officer and controlling shareholder of The Marquie Group, Inc. (“TMGI”), and Jacquie Angell, entered into a Purchase Agreement, as amended (the “Purchase Agreement”) with GetGolf.com (“GetGolf”), for $500,000 payable over 12 months, with respect to the sale of: (i) 200 Series A Preferred shares of TMGI (the Series A Shares”), which Series A Shares have 80% of the vote of all classes of voting stock of TMGI at all times, and (ii) that certain promissory note issued by the Company, in the name of Jacquie Angell in the principal amount of $2,000,000; and (iii) the return to treasury 666,700 held by the Angell Family Trust.

For financial reporting purposes, the transaction will be accounted for as a “reverse merger” rather than a business combination, because GetGolf effectively controls the combined companies immediately following the transaction. As such, GetGolf is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition of TMGI. Accordingly, the assets and liabilities and the historical operations of TMGI will be reflected in the ongoing financial statements of GetGolf. TMGI’s capital accounts and retained earnings will be carried forward, thus, the capital accounts and retained earnings of GetGolf have been eliminated in the Proforma Condensed Combined Balance Sheets above.